                                                                      EXHIBIT 99

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Restricting Events
        2/25/00

Restricting Events
------------------

A) Average Cumulative Net Loss Ratio
           (a) The Average Cumulative Net Loss Ratio exceeds 1.0% (yes/no)                                                      no

               Initial ADCB                                                                                         273,826,503.00

                                                                                                      ADCB of
                                                                   ADCB of                           Cumulative         Cumulative
                                                                 Cumulative        Cumulative   Defaulted Contracts      Net Loss
                                                             Defaulted Contracts   Recoveries    net of Recoveries        Ratio
                                                             -------------------   ----------    -----------------        -----
               2 months prior                                   4,295,687.27      2,248,456.84       2,047,230.43            0.748%
               1 month prior                                    5,045,727.89      2,487,773.91       2,557,953.98            0.930%
               Current                                          6,162,205.49      2,592,225.93       3,569,979.56            1.304%
                                                               -------------     -------------       -------------  ---------------
               Average                                          5,167,873.55      2,442,818.89       2,725,054.66            0.995%

               Annualized maximum Cumulative Net Loss Ratio                                                                  1.000%
               Average Cumulative Net Loss Ratio                                                                             0.995%

           Cumulative Net Loss Ratio means, for any date of determination, the fraction (expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become Defaulted Contracts since the Initial Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the Contract
           Pool as of the Initial Cutoff Date.


B) A Servicer Event has occurred and is continuing (yes/no)                                                                     no

C) An Event of Default has occurred and is continuing (yes/no)                                                                  no

           (a) failure to pay on each Distribution Date the full amount of interest on any Note (yes/no)                        no

           (b) failure to pay the then outstanding principal amount of any Note, if any, on its                                 no
               related Maturity Date (yes/no)


Based on A, B and C, a Restricting Event has occurred and is continuing (yes/no)                                                no
--------------------------------------------------------------------------------

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Limitations

Obligor Event Trigger Determination
-----------------------------------
           The current period is less than 16 months after the Closing Date (January 4, 1999) (yes/N/A)                        N/A
           If the current period is less than 16 months after the closing date, one of the top five Obligors,
             as of the Cut-Off Date, is a Defaulted Contract in this period (yes/no/N/A)                                       N/A

           The Obligor Event has been cured (yes, if any of the following is yes/no, if each of the following
           is a no/n/a if not applicable)                                                                                      N/A
             a) the Defaulted Contract has been replaced with an eligible Substitute Contract N/A
             b) a Recovery has been received with respect to the Defaulted Contract and no further
                Recoveries are expected                                                                                        N/A
             c) a Successor Servicer has been appointed                                                                        N/A



An Obligor Event has occurred and is continuing                                                                                N/A


10% Substitution Limit Calculation
----------------------------------

        ADCB as of the Cut-off Date:                                                                                   273,826,503

        Cumulative DCB of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                              0
        Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                               0.00%

        Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts exceeds 10% (yes/no)            no

5% Skipped Payment Limit Calculation
------------------------------------

        The percent of contracts with Skipped Payment modifications                                                           0.25%
        The DCB exceeds 5% of the initial ADCB (yes/no)                                                                         no
        Any Skipped Payments have been deferred later than 12 months prior to the Class B Maturity Date                        n/a

Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)
--------------------------------------------------------------------------------------------

        (i)   The ADCB of all End-User Contracts with Obligors that are governmental entities or municipalities                  0
              exceeds 1.13% of the ADCB of the Contract Pool                                                                    no

        (ii)  The ADCB of all End-User Contracts which finance, lease or are related to Software exceeds 3.88% of the         0.14%
              ADCB of the Contract Pool                                                                                         no

        (iii) The ADCB of all End-User Contracts with Obligors who comprise the three largest Obligors (measured by           2.65%
              ADCB as of the 2.65% date of determination) exceeds 5.09% of the ADCB of the Contract Pool                        no

        (iv)  The ADCB of all End-User Contracts with Obligors who comprise the 20 largest Obligors (measured by ADCB        11.37%
              as of the date of determination) exceeds 24.79% of the ADCB of the Contract Pool                                  no

        (v)  The ADCB of the End-User Contracts related to a single Vendor, or representing a Vendor Loan of such            10.31%
             Vendor or affiliate thereof exceeds 23.01% of the ADCB of the Contract Pool                                        no

        (vi) The ADCB of all End-User Contracts with Obligors thereof located in a single State of the United States          5.57%
             exceeds 17.73% of the ADCB of the Contract Pool                                                                    no

Heller Equipment Asset Receivable Trust 1997-1
-------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Accounts
        2/25/00

                                                                                                 Collection              Reserve
                                                                                                  Account                 Fund
                                                                                                  -------                 ----
Beginning Account Balance                                                                              0.00          2,738,265.00
Investment Earnings                                                                               17,631.13             11,891.51

Collection Account
------------------

Scheduled Payments, net of Excluded Amounts and less Servicer Advances plus Payaheads          3,898,652.91
Add: Prepayment Amounts                                                                          997,576.95
Add: Recoveries                                                                                  104,452.02
Add: Investment Earnings                                                                          29,522.64            (11,891.51)
Add: Late Charges                                                                                  6,078.93
Add: Expired Lease Proceeds                                                                            0.00
Add: Servicer Advances                                                                                 0.00

Available Amounts                                                                              5,036,283.45          2,738,265.00
-----------------

Payments on Payment Date
------------------------

  (A) **  Indenture Trustee Fees (will be first in funds allocation during                             0.00
             a Restricting Event or Event of Default)
    (A)   Unreimbursed Servicer Advances                                                               0.00

    (B)   Monthly Servicing Fee, due and accrued, including any amounts unpaid                    26,385.36

    (C)   Class A-1 Notes interest, due and accrued, including any amounts unpaid                      0.00

    (D)   Class A-2 Notes interest, due and accrued, including any amounts unpaid                307,261.88

    (E)   Class B Notes interest, due and accrued, including any amounts unpaid                   14,334.20

    (F)   Class C Notes interest, due and accrued, including any amounts unpaid                   12,318.15

    (G)   Class D Notes interest, due and accrued, including any amounts unpaid                   14,069.99

    (H)   The Class A-1 Principal Payment Amount                                                       0.00

    (I)   The Class A-2 Principal Payment Amount                                               4,661,913.86

    (J)   The Class B Principal Payment Amount                                                         0.00

    (K)   The Class C Principal Payment Amount                                                         0.00

    (L)   The Class D Principal Payment Amount                                                         0.00

    (M)   Amounts required to meet the Reserve Fund Amount                                             0.00                  0.00

   (B)*   Monthly Servicing Fee, due and accrued, including any amounts unpaid
          (applicable only if an Obligor Event has occurred and is continuing)                         0.00

    (N)   Any excess to Certificateholders                                                             0.00

Distributions to Noteholders and Certificateholders                                            5,036,283.44

Ending balance of accounts                                                                             0.00          2,738,265.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Schedules
        2/25/00

                A Restricting Event has occurred and is continuing (yes\no)                                                   no

                Trustee Fees (only in the event of a Restricting Event or an Event of Default)                              0.00


Unreimbursed Servicer Advances
------------------------------

       (i)      Current month Unreimbursed Servicer Advances                                                                0.00
       (ii)     Prior unpaid Unreimbursed Servicer Advances (or arrearage)                                                  0.00
       (iii)    Total Unreimbursed Servicer Advances due    ( (i) + (ii))                                                   0.00
       (iv)     Unreimbursed Servicer Advances distributed                                                                  0.00
                Unpaid Unreimbursed Servicer Advances (or arrearage)                                                        0.00


Servicing Fee Schedule
----------------------

       (i)      Servicing Fee Percentage                                                                                    0.50%
       (ii)     ADCB of Contract Pool as of the 1st day of the Collection Period                                   63,324,864.57
       (iii)    Servicing Fee  (((i) / 12 ) x  (ii))                                                                   26,385.36
       (iv)     Servicing Fee accrued but not paid in prior periods                                                         0.00
       (v)      Total Servicing Fee due, and accrued but not paid in prior periods ((iii) + (iv))                      26,385.36
       (vi)     Monthly Servicing Fee distributed                                                                      26,385.36
                Servicing Fee accrued but not paid                                                                          0.00

Class A-1 Interest Schedule
---------------------------

                Opening Class A-1 principal balance                                                                         0.00
       (i)      Class A-1 Interest Rate                                                                                  5.73250%
       (ii)     Number of days in Accrual Period                                                                               0
                Monthly Class A-1 Interest Rate ((i) x ( (ii)/360))                                                         0.00%
                Current Class A-1 interest due                                                                              0.00
                Prior Class A-1 interest arrearage                                                                             0
                Current Period Interest Shortfall                                                                           0.00

                Class A-1 interest distribution                                                                             0.00


Class A-2 Interest Schedule
---------------------------

                Opening Class A-2 principal balance                                                                57,701,762.13
                Class A-2 Interest Rate                                                                                   6.3900%
                Class A-2 Interest Rate x 30/360                                                                          0.5325%
                Current Class A-2 interest due                                                                        307,261.88
                Prior Class A-2 interest arrearage                                                                          0.00
                Current Period Interest Shortfall                                                                           0.00

                Class A-2 interest distribution                                                                       307,261.88


Class B Interest Schedule
-------------------------

                Opening Class B principal balance                                                                   2,646,313.25
                Class B Interest Rate                                                                                     6.5000%
                Class B Interest Rate x 30/360                                                                            0.5417%
                Current Class B interest due                                                                           14,334.20
                Prior Class B interest arrearage                                                                            0.00
                Current Period Interest Shortfall                                                                           0.00

                Class B interest distribution                                                                          14,334.20

Class C Interest Schedule
-------------------------
          Opening Class C principal balance                                                                       2,212,842.03
          Class C Interest Rate                                                                                         6.6800%
          Class C Interest Rate x 30/360                                                                                0.5567%
          Current Class C interest due                                                                               12,318.15
          Prior Class C interest arrearage                                                                                0.00
          Current Period Interest Shortfall                                                                               0.00

          Class C interest distribution                                                                              12,318.15


Class D Interest Schedule
-------------------------

          Opening Class D principal balance                                                                       2,212,842.03
          Class D  Interest Rate                                                                                        7.6300%
          Class D Interest Rate x 30/360                                                                                0.6358%
          Current Class D interest due                                                                               14,069.99
          Prior Class D interest arrearage                                                                                0.00
          Current Period Interest Shortfall                                                                               0.00

          Class D interest distribution                                                                              14,069.99

Class A-1 Principal Schedule
----------------------------

          Class A-1 Maturity Date                                                                                      9/25/98
   (i)    Opening Class A-1 principal balance                                                                             0.00
   (ii)   ADCB as of last day of second preceding Collection Period                                              63,324,864.57
   (iii)  ADCB as of last day of immediately preceding Collection Period                                         57,611,188.59
          Expected Class A-1 Payment ((ii) - (iii))                                                               5,713,675.98
   (iv)   Aggregate Expected Class A-1 Payments not paid on preceding Distribution Date                                   0.00
          Class A-1 Principal Payment Amount (lesser of (i) or ((ii) - (iii) ) + (iv))                                    0.00
          Class A-1 Principal Payment Amount distribution                                                                 0.00
            Shortfall                                                                                                     0.00

          Class A-1 Principal Balance after current distribution                                                          0.00



Class A-2 Principal Schedule
----------------------------

   (i)    Opening Class A-2 principal balance                                                                    57,701,762.13
   (ii)   Applicable Class A-2 Percentage                                                                                90.91%
   (iii)  ADCB as of the last day of the immediately preceding Collection Period                                 57,611,188.59
   (iv)   Current month targeted Class A-2 principal balance ((ii) * (iii))                                      52,373,807.86
   (v)    (i) - (iv) (zero until Class A-1 has been retired)                                                      5,327,954.27
   (vi)   Class A-2 Principal Payment Amount (lesser of (i) or (v))                                               5,327,954.27
          Class A-2 Principal Payment Amount distributed                                                          4,661,913.86
            Shortfall                                                                                               666,040.41

                Class A-2 principal balance after current distribution                                           53,039,848.27

Class B Principal Schedule
--------------------------

      (i)       Opening Class B principal balance                                                             2,646,313.25
     (ii)       Applicable Class B Percentage                                                                         3.90%
     (iii)      ADCB as of the last day of the immediately preceding Collection Period                        7,611,188.59
     (iv)       Current month targeted Class B principal balance ( (ii) * (iii) )                             2,244,591.74
      (v)       (i) - (iv) (zero until Class A-1 has been retired)                                              401,721.51
     (vi)       Class B Principal Payment Amount (lesser of (i) or (v) )                                        401,721.51

                Class B Principal Payment Amount distributed                                                             -
                    Shortfall                                                                                   401,721.51

                Class B principal balance after current distribution                                          2,646,313.25


Class C Principal Schedule
--------------------------

      (i)       Opening Class C principal balance                                                             2,212,842.03
     (ii)       Applicable Class C Percentage                                                                         2.60%
     (iii)      ADCB as of the last day of the immediately preceding Collection Period                        7,611,188.59
     (iv)       Current month targeted Class C principal balance ( (ii) * (iii) )                             1,496,394.49
      (v)       (i) - (iv) (zero until Class A-1 has been retired)                                              716,447.54
     (vi)       Class C Principal Payment Amount (lesser of (i) or (v) )                                        716,447.54

                Class C Principal Payment Amount distributed                                                             -
                    Shortfall                                                                                   716,447.54

                Class C principal balance after current distribution                                          2,212,842.03


Class D Principal Schedule
--------------------------

      (i)       Opening Class D principal balance                                                             2,212,842.03
     (ii)       Applicable Class D Percentage                                                                         2.60%
     (iii)      ADCB as of the last day of the immediately preceding Collection Period                       57,611,188.59
     (iv)       Current month targeted Class D principal balance ( (ii) * (iii) )                             1,496,394.49
      (v)       (i) - (iv) (zero until Class A-1 has been retired)                                              716,447.54
     (vi)       Class D Principal Payment Amount (lesser of (i) or (v) )                                        716,447.54

                Class D Principal Payment Amount distributed                                                             -
                    Shortfall                                                                                   716,447.54

                Class D principal balance after current distribution                                          2,212,842.03

Reserve Fund Schedule
---------------------

                Prior month Reserve Fund balance                                                              2,738,265.00
                Initial ADCB                                                                                273,826,503.00
                Required Reserve Fund Amount (lesser of (i) initial ADCB * 1.00% or                           2,738,265.00
                    (ii) outstanding principal of the Notes)
                Current period draw on Reserve Fund                                                                      -
                Required deposit to Reserve Fund                                                                         -
                Actual deposit to Reserve Fund                                                                           -
                Interest Earned on Reserve Account                                                               11,891.51
                Deposit to Certificateholder                                                                             -
                Ending Reserve Fund balance                                                                   2,738,265.00

                Ending Reserve Fund balance as a percentage of ADCB                                                   4.75%



Servicing Fee Schedule
----------------------

                Servicing Fee during an Obligor Event                                                                 0.00
                Servicing Fee paid                                                                                    0.00

--------------------------------------------------------------------------------
Heller Financial Inc.

Monthly Report - Note Factors
   2/25/00

               CUSIP #  423327AA3
          Class A-1
          ---------
          Class A-1 principal balance                                  0.00
          Initial Class A-1 principal balance                 62,980,096.00

          Note factor                                           0.000000000

              CUSIP #  42337AB1
          Class A-2
          ---------
          Class A-2 principal balance                         53,039,848.27
          Initial Class A-2 principal balance                191,678,552.00

          Note factor                                           0.276712484

              CUSIP #  423327AC9
          Class B
          -------
          Class B principal balance                            2,646,313.25
          initial Class B principal balance                    8,214,795.00

          Note factor                                           0.322139901

              CUSIP #  423327AD7
          Class C
          -------
          Class C principal balance                            2,212,842.03
          Initial Class C principal balance                    5,476,530.00

          Note factor                                           0.404059145


          Class D
          -------
          Class D principal balance                            2,212,842.03
          Initial Class D principal balance                    5,476,530.00

          Note factor                                           0.404059145

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Note Factors
        2/25/00

ADCB as of the last day of the Collection Period                                                                    57,611,188.59


Loss and Delinquency Data for Period
------------------------------------

DCB of Defaulted Contracts as of the last day of the Collection Period                                               1,116,477.60
Number of Defaulted Contracts as of the last day of the Collection Period                                                       1
Defaulted Contracts as a percentage of ADCB (annualized)                                                                    23.26%

DCB of Adjusted Contracts as of the last day of the Collection Period                                                        0.00
Number of Adjusted Contracts as of the last day of the Collection Period                                                        0

DCB of Prepaid Contracts as of the last day of the Collection Period                                                   814,197.63
Number of Prepaid Contracts as of the last day of the Collection Period                                                         4

DCB of Substitute Contracts as of the last day of the Collection Period                                                      0.00
Number of Substitute Contracts as of the last day of the Collection Period                                                      0

DCB of Warranty Contracts as of the last day of the Collection Period                                                        0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                        0

DCB of repurchased Contracts as of the last day of the Collection Period                                                     0.00
Number of repurchased Contracts as of the Collection Period                                                                     0

DCB of Excess Contracts as of the last day of the Collection Period                                                          0.00
Number of Excess Contracts as of the Collection Period                                                                          0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                       104,452.02

                                                                                                        Dollars          Percent
                                                                                                        -------          -------
                Current                                                                              51,556,667.24          87.88%
                31-60 days past due                                                                   3,350,439.60           5.71%
                61-90 days past due                                                                   2,684,957.71           4.58%
                Over 90 days past due                                                                 1,075,786.60           1.83%
                                                                                                    --------------   ------------
                Total                                                                                58,667,851.15         100.00%

                31+ days past due                                                                     7,111,183.91          12.12%



        (i)     DCB of cumulative Defaulted Contracts  (cumulative gross losses to date)                             6,162,205.49
        (ii)    Cumulative Recoveries realized on Defaulted Contracts                                                2,592,225.93
                Cumulative net losses to date  ( (i) - (ii) )                                                        3,569,979.56

                --------------------------------------------------------------------------------------------------
                Static Information

                Initial ADCB                                                                        273,826,503.00
                Discount Rate                                                                               6.9239%
                Class A-1 Initial Principal Amount                                                   62,980,096.00
                Class A-1 Interest Rate                                                                     5.7325%
                Class A-2 Initial Principal Amount                                                  191,678,552.00
                Class A-2 Interest Rate                                                                     6.3900%
                Class B Initial Principal Amount                                                      8,214,795.00
                Class B Interest Rate                                                                       6.5000%
                Class C Initial Principal Amount                                                      5,476,530.00
                Class C Interest Rate                                                                       6.6800%
                Class D Initial Principal Amount                                                      5,476,530.00
                Class D Interest Rate                                                                       7.6300%
                Reserve Fund Initial Deposit                                                          2,738,265.00
                Class A-1 Maturity Date                                                                   09/25/98
                Classes A-2, B, C, & D Maturity Date                                                      05/25/05
                Closing Date                                                                              09/04/97
                ---------------------------------------------------------------------------------------------------